SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

     S&P 500 Index Fund Reward Shares
     S&P 500 Index Fund Member Shares
     Total Return Strategy Fund Shares
     Total Return Strategy Fund Institutional Shares
     Real Return Fund Shares
     Real Return Fund Institutional Shares
     Extended Market Index Fund
     Nasdaq - 100 Index Fund
     Ultra Short-Term Bond Fund Shares
     Ultra Short-Term Bond Fund Institutional Shares
     Global Managed Volatility Fund Shares
     Global Managed Volatility Fund Institutional Shares
     Flexible Income Fund Shares
     Flexible Income Fund Institutional Shares
     Flexible Income Fund Adviser Shares
     Target Retirement Income Fund
     Target Retirement 2020 Fund
     Target Retirement 2030 Fund
     Target Retirement 2040 Fund
     Target Retirement 2050 Fund
     Target Retirement 2060 Fund

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended December 31, 2014, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:      02/26/2015                /s/ DANIEL S. MCNAMARA
         ________________            ___________________________________
                                     Daniel S. McNamara
                                     President

                           SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

     S&P 500 Index Fund Reward Shares
     S&P 500 Index Fund Member Shares
     Total Return Strategy Fund Shares
     Total Return Strategy Fund Institutional Shares
     Real Return Fund Shares
     Real Return Fund Institutional Shares
     Extended Market Index Fund
     Nasdaq - 100 Index Fund
     Ultra Short-Term Bond Fund Shares
     Ultra Short-Term Bond Fund Institutional Shares
     Global Managed Volatility Fund Shares
     Global Managed Volatility Fund Institutional Shares
     Flexible Income Fund Shares
     Flexible Income Fund Institutional Shares
     Flexible Income Fund Adviser Shares
     Target Retirement Income Fund
     Target Retirement 2020 Fund
     Target Retirement 2030 Fund
     Target Retirement 2040 Fund
     Target Retirement 2050 Fund
     Target Retirement 2060 Fund


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended December 31, 2014, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:   02/26/2015              /s/ ROBERTO GALINDO, JR.
      ________________          __________________________________
                                Roberto Galindo, Jr.
                                Treasurer